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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                ____________

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


                           _____________________



              Date of Report (Date of earliest event reported)
                              January 30, 1996



                        Brinker International, Inc.
           (Exact name of registrant as specified in its charter)



   Delaware                    1-10275                     75-1914582
 (State of            (Commission File Number)        (IRS Employer
incorporation)                                        Identification No.)



     6820 LBJ Freeway, Dallas, Texas                         75240
(Address of principal executive offices)                  (Zip Code)



                               (214) 980-9917
                      (Registrant's telephone number,
                            including area code)


                                    N/A
       (Former name or former address, if changed since last report)
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Items 1-4. Not Applicable.

Item 5.     Other Events.

                         DESCRIPTION OF TRANSACTION

            On January 30, 1996, the Board of Directors of Brinker International, Inc., a Delaware corporation (the "Company"), declared a dividend payable February 9, 1996 of one right (a "Right") for each outstanding share of common stock, par value $0.10 per share ("Common Stock"), of the Company held of record at the close of business on February 9, 1996 (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights were issued pursuant to a Stockholder Protection Rights Agreement, dated as of January 30, 1996 (the "Rights Agreement"), between the Company and Chemical Mellon Shareholder Services Group, L.L.C., as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one share of Common Stock for $60 (the "Exercise Price"), subject to adjustment.

            The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time") (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, and (ii) the Stock Acquisition Date (as defined herein) or such later date as the Board of Directors may determine prior to such date (the "Flip-in Date"); provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company,
(ii) any person who shall become the Beneficial
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Owner of 15% or more of the outstanding Common Stock (or in the case of a person described in (iii) below and to whom (iii) applies, a percentage of the outstanding shares of Common Stock in excess of such Person's Maximum Share Percentage (as defined below)) solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires any additional shares of Common Stock, other than through a dividend or stock split, (iii) any person who was the Beneficial Owner of 10% or more of the outstanding Common Stock on January 30, 1996 until such time as any such person becomes the Beneficial Owner (other than by means of a stock dividend or stock split) of a percentage of the outstanding shares of Common Stock in excess of such Person's Maximum Share Percentage, provided that this exclusion from the definition of Acquiring Person will cease to apply to any person who becomes (for any reason, including as a result of the issuance by the Company of additional shares of Common Stock) the Beneficial Owner of less than 10% of the outstanding Common Stock (iv) any Person who shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock (or, in the case of a Person described in (iii) above and to whom (iii) applies, a percentage of outstanding shares of Common Stock in excess of such Person's Maximum Share Percentage) but who acquired Beneficial Ownership of shares of Common Stock without any plan or intent to seek or affect control of the Company if such Person promptly enters into an irrevocable written commitment with the Company promptly to divest and thereafter promptly divests sufficient securities such that such Person ceases to be the Beneficial Owner of 15% or more of the outstanding shares of Common Stock (or, in the case of a Person described in (iii) above and to whom (iii) applies, a percentage of outstanding shares of Common Stock in excess of such Person's Maximum Share Percentage) or (v) any Person who Beneficially Owns shares of Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date,
(B) shares of Common Stock (or securities convertible into, exchangeable into or receivable for Common Stock) owned by such Person and its Affiliates and Associates (as such terms are defined in the Rights Agreement) at the time of such grant and (C) shares of Common Stock, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant. For purposes of the Rights Agreement, "Maximum Share Percentage" means, in the case of a Person described in clause (iii) of the preceding sentence, the lesser of (a) the sum of 5% and such Person's Grandfathered Share
Percentage (as defined below) and (b) 20% and "Grandfathered Share
Percentage"
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means, in the case of any Person described in clause (iii) of the preceding sentence, the percentage of the outstanding shares of Common Stock Beneficially Owned by such Person on January 30, 1996. The Rights Agree-ment provides that, until the Separation Time, the Rights will be trans-ferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

            The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below),
(ii) the close of business on February 9, 2006, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to the Flip-in Date (in any such case, the "Expiration Time").

            The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

            In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement by the Company or by an Acquiring Person (including by means of filing a Schedule 13D or Schedule 13G under the Securities Exchange Act of 1934, as amended (or any comparable or
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successor report or schedule) or an amendment thereto) of an Acquiring
Person's becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

            In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person Controls (as defined in the Rights Agreement) the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such
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subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person Controls the Board of Directors of the Company (a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over
Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of capital stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

            The Board of Directors of the Company may, at its option, at any time prior to the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

            The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

            The Rights will not prevent a takeover of the Company.
However, the Rights may cause substantial dilution to a person or group that becomes an Acquiring Person unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be
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redeemed on or prior to the Flip-in Date, before the consummation of such transaction.

            As of January 26, 1996 there were 76,617,483 shares of Common Stock issued (of which 76,617,483 shares were outstanding and 0 shares were held in treasury) and 10,779,489 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

            The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibit thereto.

Item 6.     Not Applicable.

Item 7.     Exhibits.

    (4) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise.

   (99)     Press release, dated January 30, 1996, issued by the Company.
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                               SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BRINKER INTERNATIONAL, INC.



                                    By /s/ Ronald A. McDougall
                                       Name:  Ronald A. McDougall
                                       Title: President and Chief
                                              Executive Officer



Date:  January 30,  1996